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                         STANDARD FORM OF OFFICE LEASE
                         -----------------------------

     AGREEMENT OF LEASE, made as of this 29th day of December, 1993, between 6
                                         ----
CENTURY ASSOCIATES, a New Jersey limited partnership, having an office c/o Bellemead Management Co., Inc., 280 Corporate Center, 4 Becker Farm Road, Third Floor, Roseland, New Jersey 07068 (the "Owner" or "Landlord"), and HGB, INC., a New Jersey corporation, having an address c/o The Hardardt Group, Village Road, New Vernon, New Jersey 07976 (the "Tenant").

     WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord a portion of the third (3rd) floor of a certain office building located at 6 Century Drive, Parsippany-Troy Hills, New Jersey (the "Premises" or "Demised Premises" or "demised premises"), more particularly shown upon the Rental Plan annexed hereto and made a part hereof as Exhibit "A", for a term commencing and terminating as set forth in Article 37 of the Rider to Lease.

     The annual rental rate ("Minimum Rent") for the Premises shall be TWO HUNDRED TEN THOUSAND FIFTY TWO AND 50/100 DOLLARS ($210,052.50), payable in advance on the first day of each calendar month in equal monthly installments of SEVENTEEN THOUSAND FIVE HUNDRED FOUR AND 38/100 DOLLARS ($17,504.38) during the term of this Lease.

     Installments of Minimum Rent payable hereunder shall be paid at the office of Landlord or at such other place as Landlord may designate from time to time by written notice to Tenant hereunder, without setoff or deduction whatsoever except that Tenant shall pay (i) security equal to one (1) monthly installment of Minimum Rent on the date hereof and (ii) prepaid rent equal to the sum of five (5) monthly installments of Minimum Rent, two (2) monthly installments of which shall be due on the date hereof and three (3)
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monthly installments of which shall be due on or before the commencement Date
(hereinafter defined in Section 37.1 hereof). Said prepaid rent shall be (a) deposited in the same interest bearing account (described in Section 62.3 hereof) in which the security is deposited and (b) disbursed pursuant to Article 67 hereof.
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     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner of with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The Parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT

          1.   Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY

          2. Tenant shall use and occupy demised premises for general executive and administrative offices only and for no other purpose.

TENANT ALTERATIONS

          3. Except for the initial work performed on Tenant's behalf at the commencement of the lease term, Tenant shall make no other changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article. Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. Except for the initial work performed on Tenant's behalf at the commencement of the lease term, all other fixtures and all paneling, cables, telephones wires, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal, reasonable wear and tear excepted. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS

          4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. Except for Owner's gross negligence or wilfull misconduct, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING

          5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS

          6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of any body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided some is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by any body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent vibration, noise and annoyance to other tenants of the building.

SUBORDINATION

          7. (a) This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

               (b) With respect to all mortgages which may as of the date hereof affect this Lease or the building of which the demised premises form a part, Owner agrees that upon Tenant's written request received by Owner within ten (10) days after the date hereof (time being of the essence), Owner shall endeavor to use reasonable efforts (at no cost or expense to Owner) to obtain a non-disturbance and attornment agreement in recordable form from the holder of any such mortgage, providing in substance that so long as Tenant shall have entered into possession and occupancy of the demised premises and commenced payment of Minimum Rent and additional rent due hereunder, and so long as Tenant has not breached its obligations for the timely payment of Minimum Rent and additional rent and in the performance of the other terms, covenants and conditions to be performed or observed on Tenant's part under the Lease. Tenant's possession of the demised premises will not be disturbed during the term hereof, notwithstanding the foreclosure of any such mortgage, and Tenant will not be named as a party defendant in any foreclosure proceedings brought for the recovery of possession, it being hereby covenanted and agreed by Tenant that the holder of any such mortgage, or anyone claiming by, through or under said holder shall not be (i) liable for any act or omission for any prior landlord (including Owner), or (ii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Owner), or (iii) bound by any Minimum Rent, Adjusted Minimum rent or additional rent or other charges which Tenant might have paid for more than the current month to a prior landlord (including Owner), or (iv) bound by any modifications of this Lease made without the written consent of such mortgagee.

               (c) The failure of Owner to obtain a non-disturbance and attornment agreement shall not be deemed a default on Owner's part of its obligations hereunder, or impose any claim in favor of Tenant against Owner by reason thereof, or affect the validity of this Lease. Tenant agrees to (i) execute and deliver to such mortgagee a non-disturbance and attornment agreement in form and substance satisfactory to and customarily adopted by such mortgagee and (ii) reimburse Owner for all expenses incurred by Owner in connection therewith, including legal expenses.

PROPERTY-LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY

          8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts. Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor-abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY

          9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, Owner shall notify Tenant of its intention to restore said damage which shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's reasonable control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume ten (10) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. In the event (i) the demised premises shall be damaged by fire or other casualty during the term and Tenant shall be unable to use the demised premises as a result of such damage and (ii) Owner shall not exercise the right to terminate this Lease and shall, accordingly, be obligated to repair any such damage pursuant to the provisions hereof, and (iii) Owner shall have failed to repair such damage within six (6) months after the date of such fire or other casualty, as such period shall be extended by the number of days that Owner is delayed in completing such restoration by any cause or factor beyond Owner's reasonable control, including, but not limited to, Tenant's failure to cooperate with Owner, strikes or other labor disputes, accidents, orders or regulations of any Federal, State, County or Municipal Authority, delays due to adjustment of insurance claims, lack of availability of materials, parts or utility services, acts of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage, or by reason of any other cause, whether similar or not to the foregoing, that is beyond the reasonable control of Owner, (such six (6) month period as so extended is referred to as the "Restoration Period"), then, in such event, Tenant shall have a one time option to give the Owner, within ten (10) days next following the expiration of the Restoration Period, time being of the essence, a thirty (30) day notice of termination of this Lease and upon the expiration of said thirty (30) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such thirty (30) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable through and including the date of such damage as provided in this Lease. Failure of Tenant to timely deliver a thirty (30) day notice of termination shall be conclusively deemed to be an express election by Tenant to waive Tenant's right to terminate the Lease as provided in this Article 9. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both relessors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

EMIMENT DOMAIN

          10. If the whole or any part of the demised premises shall be acquired or condemned by Emiment Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner. Tenant's entire interest in any such award. Tenant shall be permitted to prosecute its own claim against the condemning authority for moving expenses and other damages provided Tenant's award does not in any way diminish Owner's award hereunder.

ASSIGNMENT, MORTGAGE, ETC.

          11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreements, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Subject to Article 48 hereof, transfer of the majority of the stock of a corporate Tenant shall be
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deemed an assignment.  If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant. Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT

          12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity 6 existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES

          13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times during normal business hours, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours upon reasonable notice for the purpose of showing the same to prospective purchases or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

SMOKING POLICY

          14. Landlord reserves the right to establish a no smoking policy in some or all common areas of the building including but not limited to elevators, lobbies, atriums, stairwells, corridors and restrooms.

CERTIFICATE OF OCCUPANCY

          15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the rider annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY

          16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT

          17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may upon notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION

          18. In case of any such default, re-entry, expiration and/or dispossess by summary of proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or convenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable, customary and ordinary expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of the Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES

          19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease. Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT

          20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER

          21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implications or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM

          22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT

          23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION

          24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procurred or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. Notwithstanding anything to the contrary contained in this Article 24, in the event the Commencement Date (as hereinafter defined) does not occur within one hundred eighty (180) days after the Estimated Commencement Date (as hereinafter defined) ("Outside Date"), Tenant shall have a singe option to cancel this Lease and the term thereof by giving notice to Owner of such cancellation within ten (10) days, time being of the essence, next following the Outside Date, as said Outside Date may be extended pursuant to the following provisions. Upon the giving of such notice, this lease and the term thereof shall expire and come to an end as of the date of the giving of such notice and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as provided in the Lease. If Tenant shall fail to give timely notice exercising the foregoing option to cancel this Lease and the term thereof, then the term shall commence and end in accordance with the provisions of this Lease. Owner shall have the right to extended the Outside Date by a period equal to the aggregate number of days of delay in Substantial Completion (as hereinafter defined) or in the issuance of a temporary or permanent Certificate of Occupancy covering the demised premises occasioned by reason of Tenant's failure to cooperate with Owner, Tenant's delays in submitting any drawings or specifications, or in supplying information, or in approving drawings, specifications or estimates, or in giving authorizations, or by reason of any "Extra" or "Change Order" designated by Tenant, or by reason of any changes by Tenant in any designations previously made by Tenant, or by reason of any similar acts or omissions of Tenant or by reason of any cause or factor beyond Landlord's reasonable control including but not limited to, strikes or other labor disputes, accidents, orders or regulations of any Federal, State, County or Municipal authority, lack of availability of materials, parts or utility services, delays due to adjustment of insurance claims, acts of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage or by reason of any other cause, whether similar or not to the foregoing that is beyond the reasonable control of Owner. If Tenant shall use or occupy all or part of the demised premises, the foregoing option to cancel this Lease and the term thereof shall no longer be of any force and effect.

NO WAIVER

          25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally consituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any coventant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. no payment by Tenant or receipt by Owner of a lessor amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payments as rent be deemed an accord and satisfaction, and Owner may accept such check or payments without prejudice to Owner's rights to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner, No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY

          26. It is natually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further matually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or decription in any such proceeding, including a counterclaim under Article 4; provided, however, that Tenant shall be entitled to interpose any mandatory counterclaim which would otherwise be barred pursuant to the entire controversy doctrine.

INABILITY TO PERFORM

          27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES

          28.  See Article 57 Rider to Lease.

Services Provided by Owner

          29. As long as Tenant is not in default under any of the covenants of this Lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain a Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, Owner will furnish the same as Tenant's expense; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this Lease or the obligation of Tenant hereunder. The same shall be done with minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS

          30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS

          31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser of the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days set forth on Exhibit E.

ADJACENT EXCAVATION-SHARING

          32.  Intentionally Deleted Prior to Execution.

RULES AND REGULATIONS

          33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, comply strictly with, the written Rules and Regulations and such other and further reasonable written Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Newark office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the receipt of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligations to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY

          34. Tenant shall deposit with Owner on the date hereof the sum of $17,504.38 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE

          35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS

          35A. The covenants, conditions and agreements Assigns contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

EXHIBITS

          35B. This lease consists of this Printed Portion containing Articles 1-35C. and each of the following, attached hereto and made a part hereof: (a) Rider to Lease and (b) the following exhibits: Exhibit A (Rental Plan), Exhibit B (Work Letter), Exhibit C (Legal Description), Exhibit D (Cleaning Service Rider) and Exhibit E (Legal Holidays).

RIDER

          35C. In the event of any in consistency between the provisions of the Rider to Lease and those contained in this Printed Portion to which the Rider to Lease is annexed, the provisions of the Rider to Lease shall govern and be binding.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Lease on the day and year first written above.

ATTESTED BY:                              LANDLORD:

                                          6 CENTURY ASSOCIATES
                                          By: 6 Century Corp.,
                                              General Partner

/s/ Nancy Castellani                          By: /s/ Robert R. Martie
----------------------                           ------------------------
Nancy Castellani                                    Robert R. Martie
                                                    Vice President

ATTESTED BY:                               AGENT FOR LANDLORD:

                                           BELLEMEAD MANAGEMENT CO., INC.

/s/ Nancy Castellani                       By: /s/ Robert R. Martie
----------------------                        ---------------------------
 Nancy Castellani                                Robert R. Martie
                                                 Vice President


ATTESTED BY:                               TENANT:

                                           HGB, INC.

/s/ Sherrin H. Baky                        By: /s/ Judith L. Hardardt
----------------------                        ---------------------------

Name: Sherrin H. Baky                         Name: Judith L. Hardardt
     -----------------                             ----------------------
      (Please Print)                                     (Please Print)

Title: Corporate Secretary                    Title: President

APPLY CORPORATE SEAL HERE

                            IMPORTANT - PLEASE READ

                    RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE
                        IN ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purposes other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage remaining from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of violation of the foregoing by any Tenant. Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Not tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with all laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

     15. Tenant shall report all peddlers, solicitors and beggars to the office of the Building or as Landlord otherwise requests. Landlord shall exercise reasonable steps to keep such persons outside of the Building.

     16. Tenant shall take reasonable action to assure that its employees, invitees and guests do not (a) utilize any parking spaces designated for the use of others, nor (b) park in any driveways, fire lanes or other areas not striped for vehicular parking.

                             TABLE OF CONTENTS FOR
                                RIDER TO LEASE

ARTICLE                                                            PAGE
-------                                                            ----
36.   DEFINITIONS; DEMISED PREMISES;
      ADJUSTED MINIMUM RENT........................................   1

37.   COMMENCEMENT OF TERM; COMMENCEMENT DATE;
      ESTIMATED COMMENCEMENT DATE AND TERMINATION DATE.............   5

38.   TENANT'S POSSESSION..........................................   6

39.   HEATING, AIR-CONDITIONING AND VENTILATION;
      LEGAL HOLIDAYS; "AFTER HOURS"................................   6

40.   ELECTRIC CURRENT.............................................   6

41.   LIABILITY INSURANCE..........................................   7

42.   ALL RISK INSURANCE...........................................   7

42B.  LANDLORD'S INSURANCE.........................................   8

43.   PARKING FACILITIES...........................................   8

44.   ACCESS AND COMMON AREAS......................................   8

45.   RELOCATION...................................................   9

46.   BROKER.......................................................   9

47.   CLEANING SERVICES............................................   9

48.   ASSIGNMENT AND SUBLETTING....................................  10

49.   TENANT'S COOPERATION; REASONABLE
      MODIFICATIONS; ESTOPPEL CERTIFICATE..........................  14

50.   LIMITATION OF LIABILITY;.....................................  15
      DEFINITION OF "LANDLORD"

51.   STATUTORY WAIVER; NOTICE BY TENANT...........................  15

52.   CORPORATE AUTHORITY..........................................  15

53.   PERSONAL TAXES...............................................  16

54.   BUILDING CHANGES.............................................  16

55.   HOLDING OVER.................................................  16

56.   RESTRICTIVE COVENANT - FOOD SERVICE..........................  16

57.   NOTICES......................................................  17

58.   INTERPRETATION...............................................  17

59.   NO OFFER OR AGREEMENT........................................  18

60.   DAMAGES......................................................  18

61.   BANKRUPTCY...................................................  19

62.   SECURITY.....................................................  19

63.   PARTNERSHIP TENANT...........................................  20

64.   LANDLORD'S WORK; LANDLORD'S WORK LETTER......................  20

65.   RENEWAL OPTION...............................................  21

66.   ISRA COMPLIANCE..............................................  22

67.   PREPAID RENT.................................................  23

68.   RIGHT TO FIRST/SECOND OFFER.................................   23

      SIGNATURE PAGE..............................................   26

                                RIDER TO LEASE
                                --------------

DATED:              As of December 29, 1993

LANDLORD:           6 Century Associates

TENANT:             HGB, Inc.

PREMISES:           Portion of the third (3rd) floor
                    6 Century Drive
                    Parsippany-Troy Hills, New Jersey

          36        DEFINITIONS; DEMISED PREMISES;
                    ADJUSTED MINIMUM RENT
                    ------------------------------

          36.1 Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

          (1) Assessed Valuation shall mean the assessed valuation of the Real Estate for the First Tax Year, as such assessed valuation is or may be ultimately determined by final administrative or judicial proceeding, or by abatement by an appropriate taxing authority;

          (2) Base Tax Rate shall mean the real estate tax rate in effect on the date of this Lease;

          (3) First Operating Year shall mean the calendar year ending December 31, 1994. Operating Year shall mean any calendar year thereafter;

          (4) First Tax Year shall mean the calendar year ending December 31, 1994. Tax Year shall mean any calendar year thereafter;

          (5) Land shall mean the land described in Exhibit C to this Lease;

          (6)       Occupancy Percentage shall be as defined in Section 36.2;

          (7) Real Estate Tax Base shall mean the amount determined by multiplying the Assessed Valuation by the Base Tax Rate;

          (8) Taxes shall mean all real estate taxes, charges and assessments imposed upon the Land, Building and other improvements thereon or the occupancy or leasing thereof (collectively, the "Real Estate"). If any franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be imposed upon all or any part of the Real Estate, such franchise, capital stock, capital gains, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes" for the purposes of this Article. Landlord shall have the exclusive right, but not the obligation, to contest or appeal any Tax assessment levied on the Real Estate by any governmental or quasi-governmental authority;

          36.2 The Demised Premises shall be deemed to contain a floor area of 12,003 square feet and the building of which the Demised Premises form a part ("Building" or "building") shall be deemed to contain a total floor area of 100,036 square feet. Tenant's Occupancy Percentage shall be deemed to be 12 percent.

          36.3 Adjusted Minimum Rent shall mean the Minimum Rent as increased in accordance with this Article to reflect any increase in Taxes and Building Operating Costs. Tenant shall pay such increases as additional rent as hereinafter provided.

          36.4 Taxes. (1) If the Taxes for any Tax Year during the term of this Lease shall be greater than the Real Estate Tax Base, then Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess.

          (2) Upon the issuance by the respective taxing authorities having jurisdiction over the Real Estate of a bill or bills for the Taxes imposed upon the Real Estate for the First Tax year, Landlord shall submit a copy of such bill or bills to Tenant. Thereafter, on or about each anniversary of said date, Landlord shall submit to Tenant a copy of the latest tax bill or bills for the Taxes for each subsequent Tax Year indicating each change in the Taxes and the effective date of such change together with a statement (the "Tax Statement") which shall indicate the amount, if any, required to be paid by Tenant as additional rent. Within 30 days after the issuance of the Tax Statement, Tenant shall pay the additional rent as set forth therein. Any payments due pursuant to this Article for a period of less than a full Tax Year, either at the commencement or at the end of the term of this Lease, shall be ratably apportioned.

          (3) If at any time the taxing jurisdiction in which the Real Estate is located should change its method of valuating the Real Estate for the First Tax Year as part of a general revaluation program ("Revaluation"), then, the provisions of Sections 36.1(2) and 36.1(1) above notwithstanding, for purposes of computing the Real Estate Base pursuant to Section 36.1(7) Landlord may, at its option, use one of the following methods:

          (a) The Assessed Valuation shall be the amount for which the Real Estate would have been assessed for the First Tax Year if there had been no Revaluation, and the Base Tax Rate shall be as defined in Section 36.1(2) above, or

          (b) The Assessed Valuation shall be the actual amount assessed, and the Base Tax Rate shall be the real estate tax rate as subsequently reduced by the taxing jurisdiction in connection with the Revaluation.

          Landlord shall inform the Tenant as to which of the above two methods Landlord has elected at such time as Landlord submits the Tax Statement to Tenant.

          36.5 Building Operating Costs. (1) Tenant hereby agrees that for each Operating Year during the term of this Lease for which the total Building Operating costs (as hereinafter defined) shall exceed the Building Operating Costs for the First Operating Year, Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess within 30 days after presentation of Landlord's statement (the "Operating Statement") therefor. The Operating Statement shall indicate (i) the intial additional amount required to be paid by Tenant as additional rent as in this Article provided; (ii) the Tenant's new Adjusted Minimum Rent; and (iii) the manner in which such adjustment is computed. Landlord shall present its Operating Statement within 90 days after the commencement of each such Operating Year ("Billing Date"). Tenant shall thereafter, for the balance of that Operating Year and for that portion of the next Operating Year until the Billing Date during such year, make monthly payments of 1/12th of such increase to reflect the change as of the Billing Date, which amounts shall be credited for the account of Tenant against the annual payment due on the succeeding Billing Date.

          (2) The "Building Operating Costs" shall include each and every expense incurred in connection with the ownership, administration, management, operation, repair, replacement and maintenance of the real Estate, including but not limited to, wages, salaries and fees paid to persons either employed by Landlord or engaged as independent contractors in the operaton of the Real Estate, and such other typical items of expense as indicated below. All such costs and the values allocated to services rendered and supplies delivered shall be reflected on the comparative statement which shall be exhibited to the Tenant upon request.

          (3) The expenses referred to in this Article shall be determined in accordance with generally accepted accounting principles. So long as Tenant is not in default under any provisions of this Lease, Tenant or its representatives shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of Landlord for the purpose of verifying the information contained in any Operating Statement, provided prior written request for such inspection shall be made by Tenant and further provided that such request is made within one hundred twenty (120) days of receipt of the Operating Statement to be verified. Any Operating Statement not verified within said one hundred twenty
(120) day period shall be deemed to be correct.

          (4) Some of the typical items of expense which comprise or may comprise the Building Operating Costs and to be included in the Statement are or may be: (a) general repairs and maintenance; (b) utility costs, including but not limited to, cost of electricity to power HVAC units serving the entire Building (both tenant and common areas), cost of oil or other fuel required to heat the entire Building, cost of electricity to light the common areas; (c) cleaning costs, including but not limited to, window cleaning, general interior office cleaning, cleaning of common areas; (d) service contracts, including but not limited to, contracts for elevator service, HVAC service, rubbish removal, carting, janitorial and watchman services and snow removal; (e) costs of landscaping; (f) costs of insurance; (g) fees and/or salaries of superintendents, engineers, mechanics, custodians; (h) towel service for common lavatories; and (i) sales and use taxes. Notwithstanding the above, the following costs or expenses are specifically excluded from Building Operating
Costs:

          (a)  Taxes;
          (b)  Franchise or income taxes imposed upon the Landlord;
          (c)  Debt service on mortgages;
          (d)  Leasing commissions;
          (e)  Capital improvements;
          (f) Cost of alterations or improvements to the Demised Premises, or the premises of other tenants;
          (g) Costs of correcting defects in or inadequacy of the initial design or construction of the Building;
          (h) Costs for which the Landlord is reimbursed by insurance by its carrier, or any tenant's carrier;
          (i) Any bad debt loss, rent loss, or reserves from bad debts or rent loss;
          (j) Expenses of extraordinary services provided to other tenants in the Building;
          (k) Costs associated with the operation of the business of the partnership, or entity which constitutes the Landlord as the same are distinguished from the costs of operation of the Building, including partnership, accounting and legal matters, costs of defending any lawsuit with a mortgagee (except as the actions of the Tenant may be an issue), costs of selling, syndicating, financing, mortgaging, or hypothecating any of the Landlord's interest in the Building, costs of any disputes between the Landlord and its employees (if any), disputes of Landlord with building management or outside fees paid in connection with disputes with other tenants;
          (l)  Fines, penalties and interest;
          (m)  Rent paid under superior leases, including ground rentals;
          (n) Costs incurred by Landlord for alterations which are considered capital improvements under generally accepted accounting principals consistently applied;
          (o) Any expenses in connection with services or other benefits which are not provided to Tenant or the Building's common areas, or for which Tenant is charged directly, but which are provided to another tenant or occupant of the Building;
          (p) Overhead and profit increments paid to Landlord, or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds the costs of such services rendered by unaffiliated, third-parties on a competitive basis; and
          (q) Rentals and/or other related expenses incurred in leasing air conditioning systems, elevators, or other equipment, which are considered to be of a capital nature, except for equipment not affixed to the Building, which is used to provide janitorial or similar services.

     (5) Anything to the contrary contained in this Article 36 notwithstanding, if the average occupancy of the Building is less than ninety-five (95%) percent during the First Operating Year, then Landlord shall make a determination ("Landlord's Determination") of what the Building Operating Costs for such year would have been if during the entire year the average tenant occupancy of the Building were ninety-five (95%) percent. Landlord's Determination shall be binding and conclusive upon Tenant and shall for all purposes of this Lease be deemed to be the Building Operating Costs for the First Operating Year. Landlord shall notify Tenant of Landlord's Determination within ninety (90) days following the last day of the First Operating Year. Thereafter, if for any subsequent Lease year the average tenant occupancy of the Building is below ninety-five (95%), the Building Operating Costs for any such year shall be adjusted by Landlord to the amount that such Building Operating Costs would have been if the average tenant occupancy during that year has been ninety-five (95%) percent.

          36.6 If, pursuant to any Tax Statement or Operating Statement showing Taxes or Building Operating Costs for any year subsequent to the First Tax Year or First Operating Year, respectively, there shall be an additional amount payable or a refund due with respect to Taxes and/or Building Operating Costs for the period covered by such statement(s), such amount shall be calculated, and any amount payable by the Tenant to the Landlord as additional rent shall be promptly paid, or the amount due to the Tenant shall be credited against amounts owing Landlord. However, it is agreed by the parties that any refund shall not in any way operate to reduce the Minimum Rent. If such calculation takes place and/or any payment in connection herewith becomes payable after the expiration of the term of this Lease, this provision shall be deemed to have survived such expiration.

          36.7 Any increase in additional rent under this Article shall be prorated for the final Operating Year if such Operating Year covers a period of less than twelve (12) full months. Tenant's obligation to pay additional rent under this Article for the final Operating Year shall survive the expiration of the term of this Lease.

          36.8 In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant) shall become overdue for 10 days beyond the date on which they are due and payable as provided in this Lease, then a delinquency service charge equal to four percent of the amount overdue shall become immediately due and payable to Landlord as liquidated damages for Tenant's failure to make prompt payment. Further, such delinquency service charge shall be payable on the first day of the month next succeeding the month during which such late charges become payable as additional rent, together with interest at the maximum rate permitted by law on the amounts overdue from the date on which they became due and payable. In the event of nonpayment of any delinquency service charges and interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law in the case of nonpayment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this Section

36.8 in any instance thereafter occurring. The provisions of this Section 36.8 shall not be construed in any way to extend any time period provided for in this Lease.

          36.9 If Tenant fails to remit when due any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant), Landlord may, in addition to all other rights and remedies provided herein and by law, serve a written notice of cancellation of this Lease upon Tenant and if Tenant fails to cure the applicable default or defaults within ten (10) days after receipt of the above-referenced notice, this Lease and the term thereof shall terminate and expire as fully and completely as if the day on which said notice of cancellation was given were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Landlord but Tenant shall remain liable as herein provided. Following each second consecutive monthly installment of Adjusted Minimum Rent that remains unpaid for longer than ten (10) days beyond the date on which same is due and payable, Landlord may, in addition to all other rights and remedies provided herein and by law, require that (i) beginning with the first monthly installment of Adjusted Minimum Rent next due, the Adjusted Minimum Rent shall no longer be paid in monthly installments but shall be payable in advance on a quarterly basis and/or (ii) Tenant increase the amount of the security deposited with Landlord by an amount equal to two (2) months' Minimum Rent. If Tenant shall deliver to Landlord a check that is returned unpaid for any reason, Tenant shall pay Landlord TWENTY FIVE AND 00/100 DOLLARS ($25.00) for Landlord's expense in connection therewith and said charge shall be payable to Landlord on the first day of the next succeeding month as additional rent.

          37.  COMMENCEMENT OF TERM; COMMENCEMENT DATE;
               ESTIMATED COMMENCEMENT DATE AND TERMINATION DATE
               ------------------------------------------------

          37.1 The parties intended that the Lease shall commence on or about February 25, 1994 (the "Estimated Commencement Date"). Notwithstanding the above, the commencement date ("Commencement Date") as defined, fixed and ascertained in this Article shall be the date upon which the work required to be performed by the Landlord pursuant to the Work Letter attached hereto a Exhibit "B" (the "Work"), shall be substantially completed. The Work shall be deemed to be substantially completed ("Substantial Completion") for all purposes hereunder, on the earlier of the date upon which:

          A. (i) Landlord has procured a temporary or permanent Certificate of Occupancy, permitting occupancy of the Demised Premises by the Tenant ; and (ii) the Landlord's architects shall have certified that Landlord has substantially performed the Work. Substantial Completion shall be deemed to have occurred even though minor details of work remain to be done, provided such details do not materially interfere with the Tenant's use of the Demised Premises,

                                      or

          B. Tenant shall have taken possession of all or any part of the Demised Premises.

          37.2 On or about the Commencement Date, Landlord shall deliver to Tenant a notice ("Commencement Date Notice") fixing the Commencement Date and termination date which shall be a date six (6) years after the Commencement Date ("Termination Date"). Tenant shall acknowledge receipt of the Commencement Date Notice by signing a copy of same and returning it to Landlord within five
(5) days of the receipt thereof.

          37.3 The date upon which Tenant's obligation to pay Minimum Rent due hereunder commences ("Rent Commencement Date") shall be deemed to be three (3) months after the Commencement Date. Notwithstanding the foregoing, Tenant shall pay Landlord upon the execution of this Lease the first monthly installment of Minimum Rent and the security referred to in Articles 34 and 62 hereof.

          37.4 If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations of its equipment, fixtures and furnishings, Landlord shall have no liability for any personal injury or property damage suffered by Tenant.

          37.5 Anything contained in this Article 37 to the contrary notwithstanding, if for any reason the Premises are not ready for occupancy on the Estimated Commencement Date, this Lease shall nevertheless continue in full force and effect; the Commencement Date shall be postponed until Substantial Completion has occurred and the Rent Commencement Date shall be postponed for a like number of days, subject to Article 64. The Termination Date shall be adjusted to provide the full term set forth above.

          38.  TENANT'S POSSESSION
               -------------------

          38.1 When Tenant takes possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises as substantially completed as of the date of such possession, subject to Tenant's punch-list items.

          39.  HEATING, AIR-CONDITIONING AND VENTILATION;
               LEGAL HOLIDAYS; "AFTER HOURS"
               ------------------------------------------

          39.1 Notwithstanding the provisions of subsections (b) and (e) of
Article 29 of this Lease , but subject to all of the other terms, covenants and conditions of said Article 29, Landlord shall provide and furnish appropriate heat, air-conditioning or ventilation to the Demised Premises between the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, other than Legal Holidays (which are listed on Exhibit "E"), attached to this Lease. The heat, air-conditioning or ventilation supplied to the Demised Premises shall be consistent with other similarly situated office buildings in the Parsippany-Troy Hills area.

          39.2 At all other times not otherwise provided for in Section 39.1 above, Landlord agrees that it shall, upon prior written request from Tenant, provide after-hours air-conditioning, ventilation or heating, as the case may be, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to $50.00 per hour for providing heat, air-conditioning or ventilation (irrespective of whether any other tenants in the Building are furnished with heat, air-conditioning or ventilation at the same time) that being intended to cover Landlord's cost for the power or fuel required to provide the same. In the event that during the term of this Lease, or any renewal hereof, the Landlord's cost for providing after-hours heating, air-conditioning or ventilation shall increase by virtue of utility rate increases or unit fuel cost increases, the above-specified hourly charges shall be adjusted from time to time to reflect said increases. In addition to the foregoing, should there be any charges incurred by Landlord for additional attendant engineers or similar additional requirements as may be imposed from time to time by the State Labor Department, local authorities, union requirements, or the like, Tenant agrees to reimburse Landlord for its out-of-pocket expenses incurred in connection therewith, related to the after-hours use by Tenant.

          40.  ELECTRIC CURRENT
               ----------------

          40.1 Landlord's obligation to supply current shall be limited to the current required to power the Building standard heating and air-conditioning systems and the lighting of common areas.

          40.2 Tenant shall arrange to purchase and pay for all of the electric current requirements for light and power used in connection with Tenant's operations within the Demised Premises. Landlord shall furnish and install an electric meter for the measurement of the consumption of Tenant's electric current as herein provided.

          40.3 At the request of Landlord prior to the occupancy of the Demised Premises, Tenant shall execute any and all applications for service, or forms required by the local utility company supplying electric current to the Building for the metering of all electric current and power required for the operation of the electrical equipment of any nature whatsoever and lights within or serving the Demised Premises.

          40.4 Tenant's electric consumption within the Demised Premises shall be measured by a separate electric meter within the Demised Premises. Tenant shall pay its own electric costs directly to the utility company serving the Demised Premises and the provisions of Sections 40.1 and 40.2 shall thereupon apply hereunder.

          41.   LIABILITY INSURANCE
                -------------------

          41.1 Tenant, at its sole cost and expense, shall procure, provide and maintain in force during the term of this Lease the following policies to be written by good and solvent insurance companies satisfactory to Landlord having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto: (1) comprehensive general liability insurance, which shall include coverage for personal liability, contractual liability, Tenant's legal liability, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on, in or from the Demised Premises and Tenant's use and occupancy of the Demised Premises, with coverage for any one occurrence or claim of not less than $1,000,000 or such other amount as Landlord may reasonably require upon not less than six (6) months' prior written notice. Such insurance shall include Landlord and the managing agent of the Building as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately insured; and (2) insurance against such other perils and in such amounts as may be required by law upon not less than thirty (30) days' prior written notice.

          41.2 Each of the aforesaid policies shall contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made and such policy will not lapse or be cancelled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. On or before the Commencement Date and thereafter, at least thirty (30) days prior to the effective date of any policy, Tenant agrees to deliver to Landlord a duplicate original of the aforesaid policies.

          42.   ALL RISK INSURANCE
                ------------------

          41.1 Tenant, at its sole cost and expense, shall procure, provide and maintain in force during the term of this Lease the following policy to be written by a good and solvent insurance company satisfactory to Landlord having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto: "All Risk" insurance, which shall cover the Demised Premises, Tenant's personal property, equipment and improvements against loss or damage by fire and any other hazards or casualties in an amount to provide for the actual replacement cost of the Demised Premises, Tenant's personal property, equipment and improvements. Such insurance shall include Landlord and the managing agent of the Building as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately insured. The aforesaid "All Risk" policy shall contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made and such policy will not lapse or be cancelled, except after not less than ninety
(90) days' prior written notice to Landlord of the intended change, lapse, or cancellation. On or before the Commencement Date and thereafter, at least thirty
(30) days prior to the effective date of the "All

Risk" policy, Tenant agrees to deliver to Landlord a duplicate original of said policy.

          42.B  LANDLORD'S INSURANCE
                --------------------

          42B.1 Throughout the term of this Lease, Landlord shall maintain in full force and effect a comprehensive liability policy and an all risk insurance policy for the full replacement value of the Building.

          43.   PARKING FACILITIES
                ------------------

          43.1 So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant the revocable license (the "License") to park up to forty eight (48) cars ("Allotted Parking"), for use solely by Tenant and Tenant's employees, licensees, guests and invitees in the parking area or areas serving the Building (the "Parking Area"). Landlord agrees to mark once, at Tenant's expense, as the designated parking spaces of Tenant four (4) parking spaces within the Parking Area. Such designations shall not increase the Allotted Parking defined in the first sentence of this Section. The use of any more than the Allotted Parking by Tenant, its employees, licensees, guests or invitees, after notice from Landlord at least two (2) times during any calender year, shall be deemed a material event of default under this Lease, and Landlord may immediately suspend or revoke the License, remove Tenant's designations from any parking spaces so marked and/or exercise such remedies as are provided in this Lease. Landlord shall not be responsible to Tenant (i) if Tenant's designated parking spaces are used by anyone other than Tenant, its employees, licensees, guests and invitees, (ii) for enforcing the License or (iii) for violation of the License by other tenants of the Building, by third parties, or guests or visitors to the Building.

          43.2 In the event the number of parking spaces in the Parking Area is reduced by circumstances beyond the control of Landlord, the Allotted Parking shall be reduced proportionately.

          43.3 Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant, its employees, licensees, guests and invitees unless ultimately determined to be caused by the sole negligence or willful misconduct of Landlord, its agents, servants and employees. Tenant agrees to acquaint its employees with any parking rules and regulations promulgated by Landlord and assumes responsibility for compliance by its employees with such parking provisions, and Tenant shall be liable to Landlord for all unpaid parking charges, if any, incurred by its employees. Any amount due from Tenant pursuant to this Article 43 shall be deemed additional rent and failure to pay same shall constitute a default under the Lease. If Tenant or its employees, licensees, guests and invitees park illegally or in areas designated for use by others, or in driveways, fire lanes or areas not striped for general parking, then Landlord may charge Tenant, as additional rent, FIFTY and 00/100 DOLLARS ($50.00) per day for each day or partial day each motor vehicle is so parked. In addition, Tenant authorizes Landlord to (i) tow away from the Parking Area, at Tenant's sole cost and expense, any motor vehicle belonging to Tenant or Tenant's employees, licensees, guests and invitees parked illegally or in violation of this Article 43 or any parking rules and regulations promulgated by Landlord after notice to Tenant and (ii) attach violation stickers or notices to any motor vehicles belonging to Tenant or Tenant's employees, licensees, guests and invitees parked illegally or in violation of this Article 43 or any parking rules and regulations promulgated by Landlord.

          44.   ACCESS AND COMMON AREAS
                -----------------------

          44.1 Tenant shall have the right of nonexclusive use, in common with others, of (a) automobile parking areas not designated for use by others and driveways (subject to Article 43 hereof); (b) footways, and (c) such elevator and other facilities as may be constructed and designated from time to time by Landlord in the Building, all to be subject to the terms and conditions of the Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

          45.   RELOCATION
                ----------

          45.1 If the Demised Premises contain less than 10,000 square feet of rentable area, Landlord shall have the right, at its option, upon at least sixty
(60) days' written notice to Tenant, to relocate Tenant and to substitute for the Demised Premises other space within the office park of which the Building forms a part containing at least as much rentable area as the Demised Premises (the "Substitute Premises"). The Substitute Premises shall be improved by Landlord at its expense, with decorations and improvements that are substantially comparable in quantity and quality to those provided by Landlord in the original Demised Premises. Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution, including but not limited to costs of moving, door lettering and telephone relocation. The Substitute Premises shall become the "Demised Premises" for purposes of this Lease following Tenant's taking occupancy thereof.

          46.   BROKER
                ------

          46.1 Tenant and Landlord each represents to the other that no real estate broker other than Matthew Ray of Joseph Hilton & Associates is responsible for bringing about, or negotiating, this Lease and Tenant and Landlord have not dealt with any other broker in connection with the Demised Premises.

          46.2 In accordance with the foregoing representation, Tenant and Landlord each agrees to defend, indemnify and hold harmless the other, its affiliates and/or subsidiaries, partners and officers from any expense or liability (including attorney's fees) arising out of any claim for commission by any broker other than Matthew Ray of Joseph Hilton & Associates claiming or alleging to have acted on behalf of or to have dealt with Tenant or Landlord, as applicable. Landlord agrees to pay a commission to the broker for facilitating this transaction in accordance with a separate agreement between the Landlord and said broker.

          47.   CLEANING SERVICES
                -----------------

          47.1 So long as Tenant is not in default under this Lease, Landlord shall provide services for maintenance of the grounds, common areas and parking areas and such other cleaning services within the Demised Premises as are set forth on "Cleaning Services Rider" annexed hereto and made a part hereof as Exhibit "D", as same may be reasonably amended from time to time by Landlord.

          47.2 Tenant acknowledges that Landlord's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portions of the Demised Premises which are inaccessible to Landlord or Landlord's cleaning contractor. Tenant shall pay to Landlord the cost of removal from the Demised Premises of any of Tenant's refuse or rubbish other than ordinary office waste, and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises not used as office areas to be cleaned daily in a manner satisfactory to Landlord. Tenant also shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation. Tenant shall contract directly with Landlord or, at Landlord's option, directly with Landlord's contractors, for the removal of such other refuse and rubbish and for cleaning services in addition to those furnished by Landlord and for extermination services required hereunder.

          48.   ASSIGNMENT AND SUBLETTING
                -------------------------

          48.1 For purposes of this Article and Article 11, any occupancy arrangement (including without limitation management agreements, concessions and licenses) affecting all or any part of the Demised Premises, other than a direct lease with Landlord, not deemed an assignment shall be referred to as a sublease and any occupant of all or part of the Demised Premises, other than a tenant under a direct lease with Landlord, not deemed an assignee shall be referred to as a sublessee. Supplementing the provisions of Article 11, and except as provided in section 48.8 if the Tenant shall desire to assign this Lease, sublet or underlet all or any portion of the Demised Premises, it shall first submit in writing to the Landlord a notice setting forth in reasonable detail:

          (a)   the identity and address of the proposed assignee or sublessee;

          (b)   in the case of a subletting, the terms and conditions thereof;

          (c) the nature and character of the business of the proposed assignee and sublessee and its proposed use for the Demised Premises;

          (d) evidence that the proposed assignee or sublessee is a United States citizen or citizens or a corporation qualified to do business in the State of New Jersey and organized and existing under the laws of one of the States of the United States;

          (e) banking, financial and other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the proposed assignee's or sublessee's financial responsibility; and

          (f) in the case of a subletting of only a portion of the Demised Premises, plans and specifications for Tenant's layout, partitioning, and electrical installations for the portion of the Demised Premises to be sublet.

          48.2 If the nature and character of the business of the proposed assignee or sublesse, and the proposed use and occupancy of the Demised Premises, or any portion thereof, by the proposed assignee or sublessee, is in keeping and compatible with the dignity and character of the Building, then, subject to compliance with the requirements of Article 11 and this Article 48, anything to the contrary in Article 11 notwithstanding, Landlord agrees not unreasonably to withhold or delay its consent to any such proposed assignment or subletting; provided, however, that Tenant shall, by notice in writing as described in Section 48.1, advise Landlord of its intention to assign this Lease or to sublease all or any part of the Demised Premises, from, on and after a stated date (which shall not be less than 60 days after the date of Tenant's notice), in which event Landlord shall have the right, to be exercised by giving written notice, to recapture the space described in Tenant's notice. Such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of a date which shall be the later of 30 days following the date set forth in Tenant's notice, or 30 days after Tenant shall have surrendered possession of the Demised Premises. In the event less than all of the Demised Premises are recaptured, Landlord shall construct and erect such partitioning and modify building systems as may be required to separate the space retained by Tenant from the space recaptured. The cost of such alterations shall be borne by Landlord.

          48.3 If this Lease be cancelled pursuant to the foregoing with respect to less than the entire Demised Premises, the Minimum Rent and/or the Adjusted Minimum Rent and Tenant's Occupancy Percentage shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet originally demised under this Lease, and this Lease, as so amended, shall continue thereafter in full force and effect.

          48.4 In addition to the foregoing requirements: (a) no sublease shall violate any law or result in an occupancy of the Demised Premises by more than two tenants, including the Tenant hereunder, (b) no sublease shall be for a term of less than two years, unless the unexpired term of this Lease shall be less than two years at the commencement of the sublease, (c) no assignee or sublessee shall be an existing tenant of or any party then negotiating for space in the Building, or any other building in the office park of which the Building is a part (i) owned by Landlord, Bellemead Development Corporation ("Bellemead") or any partnership in which Bellemead or an affiliate of Bellemead is a partner or
(ii) managed by Bellemead or an affiliate of Bellemead ("Affiliated Building"),
(d) no sublease shall result in the occupancy of less than 1000 square feet of space, (e) Tenant shall not be in default under any of the terms and conditions of this Lease at the time of any notice or request for consent under the terms of this Article or at the effective date of such assignment or subletting, (f) no subletting or assignment shall be for a rental rate less than that currently being charged by Landlord for comparable space in the Building or any Affiliated Building. Furthermore, anything to the contrary in Section 48.2 notwithstanding, Landlord shall not consent to any sublease or assignment unless Tenant agrees at the time of the proposed sublease or assignment and in the Tenant's notice required in Section 48.2 to pay over to Landlord seventy-five (75%) percent of all consideration (of whatever nature) that would be payable by the prospective sublessee or assignee to Tenant over the term of the sublease or assignment pursuant to such sublease or assignment which exceeds the prorata share of the
                                                          -------
Minimum Rent allocable to the Demised Premises, or any part thereof, as the case may be, payable by Tenant hereunder and (g) Tenant shall pay when due all brokerage or similar commissions arising from any assignment or sublease.

          48.5 Any sublease must provide (a) that it shall be subject and subordinate to all of the terms and conditions of this Lease, (b) that notwithstanding Article 2 hereof, the use of the Demised Premises thereunder shall be restricted exclusively to executive and administrative office use, (c) that the term thereof shall not extend beyond a date which is one day prior to the expiration date of the Term hereof, (d) no sublessee or its heirs, distributees, executors, administrators, legal representatives, successors or assigns, without the prior consent of Landlord in each instance, which consent Landlord may withhold for any reason or no reason, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof, or
(iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such sublessee. The sale, pledge, transfer or other alienation of (y) any of the issued and outstanding capital stock of any corporate sublessee (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (z) any transfer or interest in any partnership or joint venture sublessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed, for the purposes of this Section, an assignment of such sublease which shall require the prior consent of Landlord in each instance, and (e) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, that, at Landlord's options, the subtenant shall vacate the Demised Premises or shall make full and complete attornment to Landlord for the balance of the term of the sublease, which attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord which the subtenant shall execute and deliver at any time within five days after request by Landlord, its successors and assigns. The subtenant shall waive the provisions of any law now or hereafter in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the Demised Premises in the event any proceeding is brought by Landlord to terminate this

Lease. No assignee or sublessee shall receive any credit from Landlord whatsoever for security deposits, rent or any other monies paid to Tenant unless same shall have been actually received by Landlord.

          48.6 Each of the following events shall be deemed to constitute an assignment of this Lease and shall require the prior written consent of Landlord in each instance:

          (a)   Any assignment or transfer of this Lease by operation of law;

          (b) Any hypothecation, pledge or collateral assignment of this Lease;

          (c) Any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership or otherwise;

          (d) Any assignment, transfer, disposition, sale or acquiring of a controlling interest in Tenant to or by any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; and

          (e) Any issuance of an interest or interests in Tenant (whether stock, partnership interests or otherwise) to any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, such that following such issuance, such person, entity or group shall hold a controlling interest in Tenant.

For purposes of the immediately preceding sentence, a "controlling interest" of Tenant shall mean fifty (50%) percent or more of the aggregate issued and outstanding equitable interest (whether stock, partnership interests or otherwise) thereof.

          48.7 Tenant, its sublessees, and their respective successors and assigns acknowledge and agree that the restriction that Landlord's consent under certain circumstances to a proposed assignment of this Lease or to a subletting shall not be unreasonably withheld and shall not be intended or construed as an agreement or covenant on the part of Landlord, but rather as a qualification on Tenant's covenant not to assign this Lease or sublet, and they further agree that Landlord shall not be liable in damages or subject to liability of any other kind or nature whatever by reason of Landlord's failure or refusal to grant its consent to any proposed assignment of this Lease or subletting of the Demised Premises, the sole and exclusive recourse being a declaratory judgment on the question of Landlord's reasonableness.

          48.8 It is a condition to the effectiveness of any permitted assignment or sublease otherwise complying with Article 11 and this Article 48 that the (i) Tenant increase on Landlord's demand the amount of security deposited with Landlord by a sum not to exceed two (2) months Adjusted Minimum Rent and (ii) assignee execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease, and agrees that the provisions of
Article 11 and this Article 48 shall continue to be binding upon it in respect of all future assignments of this Lease. No assignment of this Lease shall release the assignor from its continuing obligations to Landlord under this Lease or any renewals or extensions thereof, except as expressly herein provided, and Tenant and any subsequent assignor shall continue to remain jointly and severally liable (as primary obligor) for all of Tenant's obligations hereunder.

          48.9 Tenant covenants to obtain all permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with any assignment of this Lease or any sublease, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work if work is to be done. Tenant is furthermore responsible for and is required to reimburse Landlord for all costs including, but not limited to, architectural, engineering and legal fees which Landlord incurs in reviewing any proposed assignment of this Lease or any sublease and any permits, approvals and applications for the construction within the Demised Premises.

          48.10 If Landlord reasonably withholds its consent of any proposed assignment or sublease, or if Landlord exercises its recapture option under
Section 48.2, Tenant shall indemnify, defend and hold harmless Landlord against and from all loss, liability, damage, cost and expense (including reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          48.11 If Landlord consents to any proposed assignment or sublease and Tenant fails to consummate the assignment or sublease to which Landlord consented within 45 days after the giving of such consent, Tenant shall be required again to comply with all of the provisions and conditions of this
Article 48 before assigning this Lease or subletting all or part of the Demised Premises.

          48.12 The joint and several liability of the named Tenant and any immediate or remote successor in interest of the named Tenant for the due performance and observance of all covenants and conditions to be performed and observed by Tenant shall not be impaired by any agreement of Landlord extending the time for such performance or observance or by Landlord's waiving or failing to enforce any provisions of this Lease.

          48.13 The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises or the Building, or be deemed to constitute, or serve as a substitute for any prior consent required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord which shall be revocable at Landlord's will by notice to Tenant.

          48.14 Any provisions of Article 11 and Article 48 to the contrary notwithstanding, but subject to the other terms, conditions and provisions contained in said Articles:

          (a) Any corporate Tenant shall have the right, without the consent of Landlord, to assign this Lease or sublet all or any part of the Demised Premises to any corporation controlling, controlled by or under common control with Tenant, provided that no such assignee shall further assign
                          --------
     this Lease and no such sublessee shall assign or encumber its sublease or further sublet all or any part of the Demised Premises, and provided,
                                                                 --------
     further, that any event resulting in such assignee or sublessee ceasing to
     -------
     be a corporation controlling, controlled by or under common control with Tenant shall be deemed to be an assignment or sublease requiring the prior consent of Landlord and Tenant shall thereupon be required to comply with all provisions of Article 11 and this Article 48 applicable thereto. For purposes of the immediately foregoing, "control", means ownership of at least fifty one percent (51%) of the issued and outstanding voting stock of such corporation.

          (b) Any corporate Tenant shall also have the right, without the consent of Landlord, to assign this Lease to any corporation succeeding to Tenant by merger or consolidation in accordance with applicable statutory provisions for merger or consolidation of corporations or by purchase of all or substantially all of Tenant's assets, provided that immediately after such merger, consolidation or purchase, the shareholders' equity (capital stock, additional paid-in capital and retained earnings) of the successor corporation or the purchasing corporation, as the case may be, shall be at least equal to the shareholder's equity of Tenant immediately prior to such merger, consolidation or purchase and this shall be so certified by the chief financial officer of the assignee.

     It is Landlord's intent to permit assignment of the Lease and subletting pursuant to this Section 48.14 exclusively as an accommodation to the bona fide and legitimate business needs of Tenant, and notwithstanding the provisions hereof, no assignment of this Lease or sublease of all or any part of the Demised Premises without Landlord's consent hereunder shall be permitted where the sole or primary purpose of such assignment or subletting is to permit occupancy of all or any part of the Demised Premises by a third party in avoidance of Landlord's consent, or in the case of a corporation's purchasing all or substantially all of Tenant's assets where this Lease constitutes all or a substantial portion of such assets.

     Tenant shall promptly give Landlord prior written notice of any assignment of this Lease or subletting permitted under this Section 48.14 accompanied by all documentation required by Landlord to establish compliance with the requirements of subsections (a) and (b) above and Tenant shall also promptly provide Landlord with a copy of any executed instrument of merger, consolidation or assignment or the executed sublease, as the case may be.

          49.   TENANT'S COOPORATION; REASONABLE
                MODIFICATIONS; ESTOPPEL CERTIFICATE
                -----------------------------------

          49.1 If, in connection with obtaining financing for the Building and/or the Real Estate, or otherwise upon the interest of the Landlord, as lessee, under any ground or underlying lease, any lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modification, upon Landlord's request, provided that such modification does not materially or adversely affect the rights of Tenant under this Lease.

          49.2 Tenant agrees at any time and from time to time, upon not less than ten days' prior written request, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying: that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified); the dates to which the Minimum Rent (or Adjusted Minimum Rent) and additional rent have been paid; the amount of all rents paid in advance, if any; and any other information that Landlord shall reasonably request. Tenant further agrees to furnish Landlord upon demand at any time such information and assurances as Landlord may request that Tenant has not breached the provisions of this Lease. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of the Landlord's interest or a mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interests in the Real Estate. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for an event of default. Tenant's failure to timely deliver such statement shall be conclusive upon Tenant: (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against the Minimum Rent, Adjusted Minimum Rent, additional rent or against Landlord; and (c) that no more than one month's installment of Minimum Rent has been paid in advance.

          49.3 Tenant agrees at any time it is in monetary default hereunder that Tenant shall demonstrate to Landlord upon not less than ten (10) days prior written request Tenant's financial status and that of any occupant of the Demised Premises by submitting to Landlord all reasonable information as Landlord may request, including but not limited to a balance sheet as of a date within ninety (90) days of Landlord's request therefor and statements of income or profit and loss. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for an event of default.

          50.   LIMITATION OF LIABILITY;
                DEFINITION OF "LANDLORD"
                ------------------------

          50.1 Notwithstanding anything to the contrary herein provided, each and every term, covenant, condition and provision of this Lease, is hereby made specifically subject to the provisions of this Article 50. The term "Owner" or "Landlord" as used in this Lease means only the owners or lessors for the time being of the Real Estate, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and agreed to observe and perform all obligations of Landlord hereunder. It is specifically understood and agreed that notwithstanding anything to the contrary herein provided or otherwise provided at law or in equity, there shall be absolutely no personal liability in excess of its interest in the Real Estate to the Landlord or any successor in interest thereto (whether the same be an individual, joint venture, tenancy in common, firm or partnership, general, limited or otherwise) or on the part of the members of any firm, partnership or joint venture or other unincorporated Landlord with respect to any of the terms, covenants and/or conditions of this Lease; in the event of a breach or default by Landlord, or any successor in interest thereof, of any of its obligations under this Lease, Tenant shall look solely to the then Landlord for the satisfaction of each and every remedy of Tenant, such exculpation of personal and additional liability which is in excess of such interest in the Real Estate to be absolute and without any exception whatsoever.

          51.   STATUTORY WAIVER; NOTICE BY TENANT
                ----------------------------------

          51.1 Tenant waives the benefit of N.J.S.A. 46:8-6 and 46:8-7, as same may be amended. Tenant further waives its right under N.J.S.A 2A:18-60, as same be amended. Tenant agrees that it will not be relieved of the obligations to pay the Minimum Rent, Adjusted Minimum Rent or any additional rent in case of damage to or destruction of the Building, except as provided in Article 9 of the Printed Portion of this Lease.

          51.2 Tenant shall give Landlord prompt notice in case of fire or accident within the Demised Premises, or, upon the Real Estate if involving Tenant, its servants, agents, guests, employees, invitees or licensees.

          52.   CORPORATE AUTHORITY
                -------------------

          52.1 Tenant represents that the officer executing and delivering this Lease has been duly authorized to enter into this Lease and that the execution and delivery of this Lease by Tenant do not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or is subject.

          52.2 Upon Landord's request, Tenant shall deliver an appropriate certification by its secretary or assistant secretary to the above effect.

          52.3 Landlord represents that the officer executing and delivering this Lease has been duly authorized to enter into this Lease and that the execution and delivery of this Lease by Landlord do not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Landlord is a party or is subject.

          53.   PERSONAL TAXES
                --------------

          53.1 Tenant agrees to pay all taxes imposed upon Tenant or on the personal property of Tenant in connection with its use and occupancy of the Demised Premises including, but not limited to, personal property, income, withholding and unemployment compensation, and to hold Landlord harmless from collection thereof out of monies due and owing Landlord.

          54.   BUILDING CHANGES
                ----------------

          54.1 This Lease shall not be affected or impaired by any change to any lawns, sidewalk, driveways, parking areas or streets adjacent to or around the Building, except as provided in the provisions of this Lease dealing with condemnation.

          55.   HOLDING OVER
                ------------

          55.1 Tenant shall pay Landlord one and one-half (1 1/2) times the fair market rental value of the Demised Premises, as determined by Landlord (but in no event less than one and one-half (1 1/2) times the total of Adjusted Minimum Rent plus additional rent then applicable under the Lease) for each month or partial month during which Tenant retains possession of the Demised Premises, or any part thereof, after the expiration or termination of the Lease. Tenant understands that on the last day of the term of this Lease, all or a part of the Demised Premises may be subject to certain rights of occupancy held by other parties and that any retention of possession by Tenant after the last day of the term of this Lease may cause significant hardship on Landlord and on parties to whom certain rights of occupancy for all or any part of the Demised Premises have been granted. In connection with the foregoing, Tenant shall defend, indemnify and hold Landlord harmless against all liabilities and damages sustained by reason of any such retention of possession. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Demised Premises beyond the Termination Date or prior expiration of the term hereof, and Landlord, upon the Termination Date or prior expiration of the term hereof, shall also be entitled to consequential damages and to the benefit of all legal remedies that now may be in force or may be hereafter enacted for summary possession of the Demised Premises.

          56.   RESTRICTIVE COVENANT - FOOD SERVICE
                -----------------------------------

          56.1 Tenant hereby covenants and agrees (anything to the contrary contained in this Lease, notwithstanding) that it shall not use the Demised Premises or any portion thereof, for the service of food to anyone other than Tenant's employees or guests, nor shall it maintain any facilities for the sale or consumption of food to and by anyone other than Tenant's employees or guests without, in each case, obtaining the prior written consent of the Landlord. The consent of the Landlord required hereunder may be withheld for any reason or no reason.

          56.2 Landlord represents to Tenant, and Tenant acknowledges, that pursuant to agreements made or to be made by and between the Landlord and third parties for the operation of a restaurant, cafeteria, coffee-cart and similar food services for this Building and/or other buildings in the office park in which this Building is located, no tenant of this Building, including Tenant, shall prepare, contract for, serve or otherwise make available a food service facility in competition with such third parties. Any breach of this restriction by the Tenant shall be deemed a material event of default under the terms of this Lease, and Landlord may, in its discretion, exercise such remedies as it may deem appropriate to terminate this Lease, prevent a violation of this covenant, and recover any damages to which it may be exposed by virtue of a breach by the Tenant.

          56.3 Tenant shall not permit the consumption of food or drink in the common areas of the Building.

          57.   NOTICES
                -------

          57.1 All notices, demands and requests which may or are required to be given by either party hereunder to the other, shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed to have been properly given if sent by Landlord or its managing agent and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at the Demised Premises with a copy to Edward J. Trawinski, Esq., Schenck, Price, Smith & King, 10 Washington Street, P.O. Box 905, Morristown, New Jersey 07963-0905 or to such other address as Tenant may from time to time designate by written notice to Landlord.

          All notices, demands and requests by Tenant to Landlord shall be deemed duly given or served if, and shall not be deemed duly given or served unless, sent by (i) registered or certified mail, return receipt requested, postage prepaid, (ii) any nationally recognized overnight delivery service, or
(iii) via facsimile transmission with evidence of transmission, in each case addressed to Landlord at:

          LANDLORD:  6 Century Associates
                     c/o Bellemead Management Co., Inc.
                     280 Corporate Center
                     4 Becker Farm Road
                     Third Floor
                     Roseland, New Jersey 07068
                     Attention:  Legal Department

or to such other address as Landlord may from time to time designate by written notice to Tenant.

          All notices referred to hereunder shall be deemed given and received two days after the date said notice is mailed by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United States Government, unless said notice was personally served upon an officer of Landlord or Tenant, in which case such notice shall be deemed given when delivered.

          58.   INTERPRETATION
                --------------

          58.1 If any term or provisions of this Lease or the application thereof to any party or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to parties or circumstances other than to those with respect to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

          58.2 Time is of the essence with respect to the Tenant's obligation to pay Minimum Rent, Adjusted Minimum Rent and additional rent hereunder.

          58.3 In any and all cases where Landlord's consent or approval is required under this Lease, Tenant shall upon Landlord's demand reimburse Landlord, as additional rent, for all reasonable costs and expenses, including but now limited to architectural, engineering and legal fees, which Landlord incurs in determining whether to grant its consent or approval.

          58.4 Tenant shall pay all reasonable legal fees and expenses incurred by Landlord (i) in interpreting, enforcing or modifying the terms of the Lease,
(ii) in commencing and prosecuting a suit for the recovery of the Demised Premises, damages or any amounts owed to Landlord, (iii) in commencing and prosecuting a declaratory action, (iv) in defending an action or counterclaim brought by Tenant and (v) in preparing for or appearing in an arbitration, mediation or other nonjudicial proceeding.

          58.5 This Lease shall be governed by and construed in accordance with the laws of and enforced only in the courts of New Jersey. Tenant hereby irrevocably submits itself to the jurisdiction of the courts of the State of New Jersey and to the jurisdiction of the United States District Court for the District of New Jersey for the purposes of any suit, action or other proceeding brought by Landlord arising out of or based upon this Lease. Tenant hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Lease may not be enforced in or by such court.

          58.6 This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Text deleted from a prior draft of this Lease shall not be admissible in an action or proceeding relating to the Lease for the purpose of altering or limiting the meaning or effect of the Lease.

          58.7 Tenant and Landlord each acknowledges and agrees that it has had the assistance of counsel in the review, negotiation and execution of this Lease or has waived its right to counsel.

          59.   NO OFFER OR AGREEMENT
                ---------------------

          59.1 No broker or agent of any broker has authority to make or agree to make a lease or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment of or cancellation of a lease. The mailing or delivery of this document or any draft hereof by the Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord to lease the Demised Premises on the terms herein. This Lease shall not be effective, nor shall Tenant have any rights with respect thereto unless and until Landlord shall accept this Lease and execute and deliver the same to Tenant.

          60.   DAMAGES
                -------

          60.1 Notwithstanding anything to the contrary contained in Article 18 hereof, if Landlord shall re-enter the Demised Premises under the provisions of
Article 18, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action of any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, (i) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, equals the aggregate Adjusted Minimum Rent payable hereunder which would have been payable by Tenant (conclusively presuming that additional rent on account of increases in Taxes and Building Operating Costs shall increase at the average of the rates of increase thereof previously experienced by Landlord during the period not to exceed 3 years prior to such termination) for the period commencing with such earlier termination of this Lease or the date of such re-entry, as the case may be, and ending with the Termination Date, had this Lease not so terminated or had Landlord not so re-entered the Demised Premises plus (ii) the expenses or re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, attorney's fees and all other expenses properly chargeable against the Demised Premises and the rental thereof less any sums actually received by Landlord on account of such re-letting. Any such re-letting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, or shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection of a credit in respect of any net rents from a reletting. If the Demised Premises or any part thereof should be re-let in combination with the other space, then proper apportionment on a square foot basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

          60.2 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Any indemnity of Tenant shall survive the expiration or earlier termination of this Lease. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in
Section 60.1.

          61.   BANKRUPTCY
                ----------

          61.1 If, as a matter of law, Landlord has no right on the bankruptcy of Tenant to terminate this Lease, then, if Tenant, as debtor, or its trustee wishes to assume or assign this Lease, in addition to curing or adequately assuring the cure of all defaults existing under this Lease on Tenant's part on the date of filing of the proceeding (such assurances being defined below), Tenant, as debtor, or the trustee or assignee, must also furnish adequate assurances of future performance under this Lease (as defined below). Adequate assurance of curing defaults means the posting with Landlord of a sum in cash sufficient to defray the cost of such a cure. Adequate assurance of future performance under this Lease means posting a deposit equal to three (3) months' rent, including all other charges payable by Tenant hereunder, such as the amounts payable pursuant to Article 36 hereof, and, in the case of an assignee, assuring Landlord that the assignee is financially capable of assuming this Lease, and that its use of the Demised Premises will not be detrimental to the other tenants in the Building or Landlord. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease.

          61.2 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations to be delivered in connection with the assignment shall be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment, and shall upon demand execute and deliver to Landlord an instrument confirming that assumption.

          62.   SECURITY
                --------

          62.1 In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited with Landlord shall be not less than $17,504.38.

          62.2 Landlord shall deposit any cash security received from Tenant on the date hereof in an interest bearing account in a commercial banking institution, subject to Landlord's right to apply the security as provided in Article 34 and subject to Tenant's obligation to restore the amount of security should Landlord apply or utilize all or any portion thereof. The interest bearing account in which the security is to be deposited shall be in a commercial banking institution selected by Landlord and may from time to time be transferred by Landlord to another commercial banking institution of Landlord's choice. Any interest earned on the security shall be earned for the account of Tenant and shall be held by Landlord as additional security thereunder; except that Landlord may retain one percent (1%) of the security annually as an administrative fee.

          63.   PARTNERSHIP TENANT
                ------------------

          63.1 If Tenant is a partnership, joint venture or unincorporated association (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership, joint venture or unincorporated association (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Articles 11 and 48 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant; (i) the liability of each of the persons comprising Partnership Tenant shall be joint and several, individually and as a partner, and (ii) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other partners, jointly or severally, individually and as a partner, and (v) if any partners shall leave Partnership Tenant, all of such departing partners shall nevertheless remain liable for performance of all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed and shall continue to be liable for such performance, together with all currently admitted partners, jointly or severally, individually and as a partner, and (vi) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall so assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (iv) of this Section).

          64.   LANDLORD'S WORK; LANDLORD'S WORK LETTER
                ---------------------------------------

          64.1 Annexed hereto as Exhibit "B" and made a part hereof is Proposal 10196; SK-1 dated 10/12/93; SK-2 dated 10/12/93; SK-3 dated 10/12/93; TA-3c dated 10/12/93; TA-3d dated 1/12/93 (collectively referred to as the "Work Letter"). Tenant agrees that it shall provide to Landlord on or before November 1, 1993, such final drawings and specifications (which must first be approved in writing by Landlord) for Tenant's layout, partitioning, electrical, reflecting ceiling and other installations. Landlord shall furnish and install in accordance with such final and approved drawings and specifications, so much of the work described in said final and approved drawings and specifications and in the Work Letter as allowed by a construction credit of $304,876.86 ("Construction Credit"). To the extent Tenant's final and approved drawings and specifications require work, the cost of which exceeds the Construction Credit, such work shall be reduced to an "Extra" or "Change Order" to be executed by both Landlord and Tenant, which shall indicate the work required, the cost thereof to be paid by Tenant upon demand, and the additional time required, if any, for completion. Any or all of the Construction Credit that remains unexpended as of the Commencement Date shall be deemed null and void and forever forfeited. Tenant shall be responsible for any delays in completing the Demised Premises by reason of Tenant's failure to cooperate with Landlord, Tenant's delays in submitting any drawings or specifications, or in supplying information, or in approving drawings, specifications or estimates, or in giving authorizations, or by reason of any "Extra" or "Change Order" designated by Tenant, or by reason of any changes by Tenant in any designations previously made by Tenant, or by reason of any similar acts or omissions of Tenant or by reason of any cause or factor beyond Landlord's reasonable control, including but not limited to strikes or other labour disputes, accidents, orders or regulations of any federal, state, country or municipal authority, delays due to adjustment or insurance claims, lack of availability of materials, parts or services, acts of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage or by reason of any other cause, whether similar or not to the foregoing, that is beyond the reasonable control of Landlord. If the commencement Date does not occur on or before the Estimated Commencement Date by virtue of any of the reasons set forth in the immediately preceding sentence, then the Commencement Date shall be deemed, notwithstanding anything contained to the contrary in Article 37, to have occurred on the Estimated Commencement Date.

          65.   RENEWAL OPTION
                --------------

          65.1 Subject to the provisions of Section 65.2 below, Tenant shall have the option to renew this Lease for an additional term of five (5) years (the "Renewal Term"), which Renewal Term shall commence upon the expiration of the term described in Article 37 of this Lease (the "Initial Term"). The terms, covenants and conditions during the Initial Term, including but not limited to the definitions of the First Tax Year and First Operating Year as set forth in
Article 36 hereof, shall be projected and carried over into the Renewal Term, except as specifically set forth hereinafter.

          (a)   The Minimum Rent during the Renewal Term shall be the greater of
(i) Market Rent (as defined in clause (b) below) or (ii) the Adjusted Minimum Rent as of the last day of the Initial Term.

          (b) "Market Rent" shall mean the fair market rent for the Demised Premises, as of the commencement date of the Renewal Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in the area in which the Real Estate is located. Market Rent (for the purposes of determining the Minimum Rent only during the Renewal Term) shall be determined on what is commonly known as "gross" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and expenses for customary services are included in such Market Rent and are not passed through to the Tenant as separate additional charges. Notwithstanding the foregoing, the Minimum Rent for the Renewal Term shall be thereafter increased form time to time as provided in this Lease and the First Tax Year and First Operating Year for the Renewal Term shall be defined as provided in Article 36 hereof.

          (c) Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent within sixty (60) days of the Determination Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord ("Tenant's Notice of Disagreement") within fifteen (15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent. If Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows: Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An Appraiser shall mean a duly qualified impartial real estate appraiser having at least ten (10) years' experience in the area in which the Demised Premises are located. In the event that the two (2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser who shall make a determination within thirty (30) days thereafter. If such two Appraisers fail to agree upon such third Appraiser within ten (10) days following the last thirty (30) day period, such third Appraiser shall be appointed by a presiding Judge of the Superior Court of the State of New Jersey for the County in which the Real Estate is located. Such two (2) Appraisers or three (3) Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant. If such Appraisers fail to deliver their decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay Landlord the Adjusted Minimum Rent at the rate as of the last day of the Initial Term, until such decision is so delivered. If the Market Rent as determined above is in excess of the actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the commencement of the Renewal Term. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser. Promptly upon determination of the Market Rent, Tenant shall execute and deliver a Lease amendment prepared by Landlord setting forth the terms of the Renewal Term.

          65.2 Tenant's option to renew, as provided in Section 65.1 above, shall be strictly conditioned upon and subject to each of the following:

          (a) Tenant shall notify Landlord in writing of Tenant's exercise of its option to renew at least six (6) months, but not more than twelve (12) months, prior to the expiration of the Initial Term;

          (b) At the time Landlord receives Tenant's notice as provided in (a) above, and at the expiration of the Initial Term, Tenant shall not have been in default under the terms or provisions of this Lease and the Tenant named on the first and last page of this Lease shall be in occupancy of the entire Demised Premises;

          (c) Tenant shall have no further renewal option other than the option to extend for the one Renewal Term as set forth in Section 65.1 above;

          (d) This option to renew shall be deemed personal to the Tenant named on the first and last page of this Lease and may not be assigned;

          (e) Landlord shall have no obligation to do any work or perform any services for the Renewal Term with respect to the Demised Premises or the Building which Tenant agrees to accept in their then "as is" condition; and

          (f) No later than ten (10) days prior to the commencement of the Renewal Term, Tenant shall deposit with Landlord such additional sums as may be required to increase any security deposit then held by Landlord proportionate to the increase in the Minimum Rent.

          66.   ISRA COMPLIANCE
                ---------------

          66.1 Tenant shall, at Tenant's own expense, comply with the Industrial Site Recovery Act, (N.J.S.A. 13:1K-6 et seq.), the Comprehensive Environmental Response, Compensation & Liability Act (42 U.S.C. 9601 et seq.) and the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) and any and all environmental laws, amendments thereto and the regulations and orders promulgated thereunder with respect to Tenant's use and occupancy of the Demised Premises. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation ("the Bureau") of the New Jersey Department of Environmental Protection and Energy ("NJDEPE"). Should the Bureau or any other division of NJDEPE determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. Tenant's obligations under this Article shall arise if there is any closing, terminating or transferring of operations of an industrial establishment utilizing the Demised Premises or a transfer of the Real Estate or any portion thereof which falls under the purview of the statutes hereinbefore referred.

          66.2 At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of non-applicability affidavits and shall promptly sign such affidavits when requested by Landlord. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by the Bureau or any other division of NJDEPE. Tenant's obligations and liabilities under this Article shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease. Tenant's failure to abide by the terms of this Article shall be restrainable by injunction.

          67.   PREPAID RENT
                ------------

          67.1  Tenant shall pay Landlord prepaid rent equal to the sum of five
(5) monthly installments of Minimum Rent, two (2) monthly installments of which shall be due on the date hereof and three (3) monthly installments of which shall be due on or before the Commencement Date. Said prepaid rent shall be deposited in the same interest bearing account (described in Section 62.3 hereof) in which the security is deposited. All the prepaid rent [plus any interest earned thereon less the one percent (1%) annual administrative fee referred to in Section 62.3 hereof] actually received by Landlord on or before the Commencement Date shall be applied by Landlord against (i) the monthly installment of Minimum Rent due for the tenth (10th) Lease month of the term and
(ii) the consecutive monthly installments of Minimum Rent due for each Lease month of the term thereafter until the prepaid rent [plus any interest earned thereon less the one percent (1%) annual administrative fee referred to in
Section 62.3 hereof] is entirely expended.

          68.   RIGHT OF FIRST/SECOND OFFER
                ---------------------------

          68.1  The following units of space currently exist on the second
(2nd) and third (3rd) floors of the Building: 1,926 rentable square feet of vacant space on the third floor, 20,843 rentable square feet of leased spaced on the third floor, 8,132 rentable square feet of vacant space on the second floor (the "PC Strategies Space"), 2,558 rentable square feet of leased space on the second floor and 9,900 rentable square feet of leased space on the second floor. All of the above-referenced premises are hereinafter collectively referred to as the "Option Space". Landlord agrees that if all or any portion of the Option Space shall become available during the term of this Lease, then in any such case, before offering the available Option Space (other than the PC Strategies Space) to any other party, Landlord will first offer to Tenant the right to include the Option Space (other than the PC Strategies Space) within the Demised Premises on the Inclusion Date (hereinafter defined) upon all of the terms and conditions of this Lease, as if the Option Space had been part of the Demised Premises on the Commencement Date, except as specifically set forth hereinafter. With respect to the PC Strategies Space, Landlord agrees that if the PC Strategies Space shall become available during the term of this Lease, then, subject to the rights of PC Strategies & Solutions, Inc., Landlord will offer to Tenant the right to include the PC Strategies Space within the Demised Premises on the Inclusion Date upon all of the terms and conditions of this Lease, as if the PC Strategies Space had been part of the Demised Premises on the Commencement Date, except as specifically set forth hereinafter. The Inclusion Date shall be the date on which Tenant exercises its option pursuant to the terms of this Article.

     (a) In the event Tenant exercises its option pursuant to the terms of this Article within twelve (12) months from the Commencement Date (the "Anniversary Date") the Minimum Rent payable with respect to the Option Space shall be $17.50 per rentable square foot and Tenant shall be entitled to a construction allowance of $23.00 per rentable square foot (based on a five year term and reduced on a pro-rata basis for any term less than five years) for work performed by Landlord's affiliate, Bellemead Construction Corporation within the Option Space. In the event Tenant exercises its option pursuant to the terms of this Article at any time after the Anniversary Date, the Minimum Rent payable with respect to the Option Space shall commence on the Inclusion Date and shall be (i) the Market Rent (as defined in clause (b) below) which shall in no event be less than (ii) the product of (1) the adjusted Minimum Rent per square foot with respect to the Demised Premises on the date Landlord's offer is made and
(2) the rentable square foot area of the Option Space.

     (b) "Market Rent" shall mean the fair market rent for the Option Space as of the Inclusion Date based upon the rents generally in effect for comparable office space in the area in which the Building is located. Market Rent (for the purposes of determining the Minimum Rent for the Option Space only) shall be determined on what is commonly known as "gross" basis; that is, in computing Market Rent it shall be assumed that all real estate taxes and customary services are included in such additional charges. Notwithstanding the foregoing, the Minimum Rent for the option Space shall be thereafter increased from time to time as provided in this Lease.

     (c) Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent on or before the Inclusion Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord ("Tenant's Notice of Disagreement") within fifteen (15) days after receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent. If Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows: Landlord and Tenant shall, within thirty (30) days after the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An Appraiser shall mean a duly qualified impartial real estate appraiser having at least ten (10) years experience in the area in which the Building is located. In the event that the two (2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser who shall make a determination within thirty (30) days thereafter. If such two (2) Appraisers so appointed fail to agree upon such third Appraiser within ten (10) days following the last thirty
(30) day period, such third Appraiser shall be appointed by a presiding Judge of the Superior Court of the State of New Jersey for the County in which the Building is located. Such two (2) Appraisers or three (3) Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant. Tenant shall pay Landlord Adjusted Minimum Rent on the Option Space at the rate set forth in Section 68.1(a) (ii) hereof until such decision is so delivered.
If the Market Rent as determined above is in excess of actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the Inclusion Date. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser. Promptly upon determination of the Market Rent, Tenant shall execute and deliver a Lease amendment in a form satisfactory to Landlord reflecting the inclusion of the Option Space within the Demised Premises on the Inclusion Date.

     68.2 Landlord shall make the foregoing offer in writing, and Tenant shall have the right to exercise such option with respect to the Option Space if Tenant shall not have breached any term or provision of the Lease and the Tenant named on the first and last page of the Lease is in occupancy of the entire Demised Premises. Tenant may only exercise such option by written notice received by Landlord within ten (10) days after Landlord makes such offer to Tenant. For an option exercised after the Anniversary Date, Tenant shall accept the Option Space in its "as is" physical condition as of the Inclusion Date and agrees that Landlord will not be required to do any work or perform any services therein. In addition to the foregoing, Tenant shall be prohibited from leasing any of the Option Space for a term less than eighteen (18) months. If Tenant does not accept the offer made by Landlord pursuant to the provisions of this
Article 68 with respect to the Option Space, Landlord shall be under no further obligation to Tenant with respect to the Option Space or any part thereof and Tenant shall have forever waived and relinquished its right to the Option Space and any part thereof and Landlord shall at any and all times thereafter be entitled to lease such space in whole or in part, or in whole or in parts in conjunction with any other space, to others at such rental and upon such terms and conditions as Landlord, in its sole discretion may desire whether such rental terms, provisions and conditions are the same as those offered to Tenant or more or less favorable. Tenant agrees not to acquire the Option Space pursuant to this Article 68 for the primary purpose of subletting or otherwise disposing of the same or any part thereof to others.

     68.3 If the Option Space shall not be available for Tenant's occupancy on the Inclusion Date for any reason including the holding over of the prior tenant, then Landlord and Tenant agree that the failure to have such Option Space available for occupancy by Tenant shall in no way affect the validity of this Lease or the inclusion of the Option Space within the Demised Premises as of the inclusion of the Option Space within the Demised Premises as of the Inclusion Date or the obligations of Landlord and Tenant hereunder, nor shall the same be construed in any way to extend the term of this Lease. Within ten
(10) days after Tenant's exercise of this option for the Option Space, Tenant shall deposit with Landlord such additional sums as may be required by Landlord to increase the security deposit, if any, then held by Landlord proportionate to the increase in Minimum Rent. Tenant's rights under this Article shall be deemed personal to the Tenant named on the first and last page of this Lease and may not be assigned.

     IN WITNESS WHEREOF, Landlord has signed this Lease and this Rider, and Tenant by its proper corporate officers has signed this Lease and this Rider this 29th day of December, 1993.

                                        LANDLORD:

ATTESTED BY:                            6 CENTURY ASSOCIATES
                                        By: 6 Century Corp.,
                                            General Partner

/s/ Nancy Castellani                        By:  /s/ Robert R. Martie
----------------------                          ------------------------
NANCY CASTELLANI                                    Robert R. Martie
                                                    Vice President

                                        AGENT FOR LANDLORD:

ATTESTED BY:                            BELLEMEAD MANAGEMENT CO., INC.


/s/ Nancy Castellani                    By:  /s/ Robert R. Martie
----------------------                      ------------------------
NANCY CASTELLANI                                Robert R. Martie
                                                Vice President

                                        TENANT:

ATTESTED BY:                            HGB, INC.

/s/ Sherrin H. Baky                     By:  /s/ Judith L. Hardardt
----------------------                      ------------------------
Name: SHERRIN H. BAKY                   Name: Judith L. Hardardt
      ----------------                        ----------------------
        (Please Print)                            (Please Print)
Title: Corporate Secretary                  Title: President

APPLY CORPORATE SEAL HERE

                           BASEMENT STORAGE LICENSE
                           ------------------------


                  Licensor:  CENTBURG REALTY ASSOCIATES, L.P.

                  Licensee:  HGB, INC.

                  Premises:  4 Century Drive
                             Parsippany-Troy Hills, New Jersey

                           BASEMENT STORAGE LICENSE
                               TABLE OF CONTENTS
                               -----------------

PARAGRAPH                                                                   PAGE
---------                                                                   ----
 1. ANNUAL FEE..............................................................   1

 2. TERM....................................................................   1

 3. OCCUPANCY...............................................................   2

 4. NO ALTERATIONS..........................................................   2

 5. MAINTENANCE.............................................................   2

 6. PROPERTY LOSS AND DAMAGE................................................   2

 7. LICENSEE'S INDEMNIFICATION OF LICENSOR..................................   2

 8. DESTRUCTION, FIRE AND OTHER CASUALTY....................................   3

 9. ASSIGNMENT..............................................................   3

10. ACCESS TO STORAGE AREA..................................................   3

11. DEFAULT.................................................................   4

12. END OF TERM.............................................................   4

13. SERVICES PROVIDED BY LICENSOR...........................................   5

14. RULES AND REGULATIONS...................................................   5

15. LIABILITY INSURANCE.....................................................   5

16. FIRE INSURANCE - WAIVER OF SUBROGATION..................................   5

17. ACCESS AND COMMON AREAS.................................................   6

18. RELOCATION OR CANCELLATION..............................................   6

19. CLEANING................................................................   6

20. ESTOPPEL CERTIFICATE....................................................   6

21. LIMITATION OF LIABILITY.................................................   6

22. PERSONAL PROPERTY TAXES.................................................   7

23. NOTICES.................................................................   7

24. BROKER..................................................................   7

25. REQUIRED APPROVAL.......................................................   7

    SIGNATURE...............................................................   8

                           BASEMENT STORAGE LICENSE

     LICENSE, made as of the 25th day of February, 1994 between CENTBURG REALTY ASSOCIATES, L.P., a New Jersey limited partnership, with offices c/o Bellemead Management Co., Inc., at 4 Becker Farm Road, Roseland, New Jersey, 07068, hereinafter referred to as "Licensor", and HGB, INC., a New Jersey corporation having an office address c/o The Hardardt Group, Village Road, New Vernon, New Jersey 07976 hereinafter referred to as "Licensee".

                              W I T N E S S E T H
                              -------------------

     WHEREAS, 6 Century Associates, a New Jersey limited partnership and an affiliate of Licensor, as landlord and Licensee, as tenant, heretofore entered into a lease dated December 29, 1993 (said lease, as the same may be amended from time to time, is hereinafter called the "Lease") for premises on the third
(3rd) floor of the building known as and located at 6 Century Drive, Parsippany-Troy Hills, New Jersey; and

     WHEREAS, Licensee desires to hire from Licensor a portion of the basement floor (the "Storage Area") deemed to contain a floor area of 579 rentable square feet in the building known as and located at 4 Century Drive, Parsippany-Troy Hills, New Jersey (the "Building"). The Storage Area is more particularly shown on the Rental Plan annexed hereto and made a part hereof as Exhibit "A";

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

     1.   ANNUAL FEE
          ----------

     1.1 The annual fee (the "Annual Fee") for the Storage Area through and including the Termination Date (as hereinafter defined) shall be $4,053.00.

     1.2 Licensee agrees to pay the above stated Annual Fee in lawful money of the United States, which shall be legal tender in payment, in equal monthly installments of $337.75 through and including the Termination Date, in advance, on the first day of each month during said term, at the office of Licensor or such other place as Licensor may designate, without any setoff or deduction whatsoever, except that Licensee shall pay the first monthly installment of the Annual Fee upon the execution of this License.

     2.   TERM
          ----

     2.1 The term of this License shall commence ("Commencement Date") on the Commencement Date of the Lease (as such term is defined in the Lease) and shall terminate on the Termination Date of the Lease (as such term is defined in the Lease), ("Termination Date") unless sooner terminated as hereinafter provided.

     3.   OCCUPANCY
          ---------

     3.1 Licensee shall use and occupy the Storage Area for dead storage of personal property, including but not limited to files, and for no other purpose. Licensee shall store no flammable, toxic or other potentially dangerous materials or substances in the Storage Area.

     3.2 Licensee shall not do or permit any act or thing to be done in or to the Storage Area which is contrary to law or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Licensor with respect to the Storage Area or the Building or which shall or might subject Licensor to any liability or responsibility to any person or for property damage, nor shall Licensee keep anything in the Storage Area except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having similar jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the Storage Area in a manner which would increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Licensee's occupancy.

     4.   NO ALTERATIONS
          --------------

     4.1 Licensee shall make no changes in or to the Storage Area of any nature including but not limited to attaching any item to or drilling into the walls of the Storage Area.

     5.   MAINTENANCE
          -----------

     5.1 Licensee shall, throughout the term of this License, take good care of the Storage Area and maintain it at Licensee's sole cost and expense in good order and condition.

     6.   PROPERTY LOSS AND DAMAGE
          ------------------------

     6.1 Licensor and Licensor's agents and employees shall have no responsibility to handle or accept the property of Licensee. Licensor or its agents or employees shall not be liable for any damage to property of Licensee, or for loss of or damage to any property of Licensee by theft or otherwise, or for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Licensor, its agents or employees.

     7.   LICENSEE'S INDEMNIFICATION OF LICENSOR
          --------------------------------------

     7.1 Licensee shall indemnify and save harmless Licensor against and from all liabilities and expenses paid, suffered or incurred as a result of any breach by Licensee of this License, including, without limitation attorneys' fees and expenses for which Licensor is not reimbursed by insurance. Licensee's indemnification of Licensor shall extend to all of Licensee's acts, including, without limitation, the storage of goods or materials not permitted under this License, or the carelessness, negligence or improper conduct of the Licensee, Licensee's agents, contractors, employees, invitees or licensees. In case any action or proceeding is brought against Licensor by reason of any such claim, Licensee, upon written notice from Licensor, shall, at Licensee's expense, resist or defend such action or proceeding by counsel approved by Licensor in writing.

     8.   DESTRUCTION, FIRE AND OTHER CASUALTY
          ------------------------------------

     8.1 Licensee shall give Licensor immediate notice in case of fire or other casualty or accident in the Storage Area, or, if involving Licensee, its servants, agents, employees, invitees or licensees, in the Building. If the Storage Area or any part thereof shall be damaged by fire or other casualty, this License shall immediately terminate.

     9.   ASSIGNMENT
          ----------

     9.1  Licensee shall not assign or sublicense this License.

     10.  ACCESS TO STORAGE AREA
          ----------------------

     10.1 Licensor and Licensor's agents and employees shall have the right (but not be obligated) to enter the Storage Area in any emergency at any time and at other reasonable times to examine the same and to make such repairs, replacements and improvements as Licensor may deem necessary and reasonably desirable to the Storage Area or to any other portion of the Building or which Licensor may elect to perform following Licensee's failure, to make repairs or for the purpose of complying with laws, regulations and other direction of Governmental authorities. Licensee shall permit Licensor to use and maintain and replace pipes and conduits in and through the Storage Area and to erect new pipes and conduits therein. If Licensee is not present to open and permit entry into the Storage Area, Licensor or Licensor's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, upon reasonable notice to Licensor or, in an emergency, without notice, and provided reasonable care is exercised to safeguard Licensee's property, such entry shall not render Licensor or its agents liable therefor, nor in any event shall the obligations of Licensee hereunder be affected. Licensee agrees to move its property as may be necessary for Licensor to perform the work contemplated by this Paragraph 10.

     11.  DEFAULT
          -------

     11.1 If Licensee defaults in fulfilling any of the covenants of this License then upon Licensor giving a written five (5) days' notice upon Licensee specifying the nature of said default and upon the expiration of said five (5) days if Licensee shall have failed to remedy such default, or if such default cannot be cured within the five (5) day period, Licensee shall have failed diligently and continuously to cure such default, Licensor may serve a written three (3) days' notice of cancellation of this License upon Licensee, and upon the expiration of said three (3) days, this License and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this License and the term thereof, and Licensee shall remove its property from the Storage Area and quit and surrender the Storage Area to Licensor, but Licensee shall remain liable for damages suffered by Licensor. In addition, Licensor may revoke this License at any time pursuant to law and shall have the right to invoke against Licensee any remedy available at law or in equity.

     11.2 If the notice provided for in Section 11.1 hereof shall have been made and the term shall expire as aforesaid, or is otherwise terminated, then without notice Licensor may re-enter the Storage Area either by force or otherwise and dispossess Licensee by summary proceedings or otherwise, and remove Licensee's property found therein and hold the Storage Area as if this License had not been made, and Licensee hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

     11.3 Any and all costs, including attorney's fees, incurred by Licensor by reason of Licensee's breach of this License, shall be deemed to be additional fees hereunder and shall be paid by Licensor to Licensee within ten (10) days of rendition of a bill or statement to Licensee therefor. Licensee's obligation to pay any fees required under this License shall survive the termination of this License.

     12.  END OF TERM
          -----------

     12.1 Upon the expiration or other termination of this License, Licensee shall quit and surrender to Licensor the Storage Area, broom clean, in good order and condition, ordinary wear and casualty accepted, and Licensee shall remove all its property therefrom. Licensee's obligation to observe or perform this covenant shall survive the expiration or other termination of this License.

     12.2 In the event Licensee fails to remove its property from the Storage Area in accordance with Section 12.1 above, Licensee's property shall be deemed abandoned and Licensor shall have the right to dispose of Licensee's property, store Licensee's property at Licensee's expense or to sell Licensee's property at auction or otherwise.

     13.  SERVICES PROVIDED BY LICENSOR
          -----------------------------

     13.1 Licensor shall supply electric current required to provide the Storage Area with overhead lighting. Licensor shall have no other obligations to supply services to the Storage Area.

     13.2 Licensor shall provide necessary elevator facilities on business days from 8 a.m. to 6 p.m.

     13.3 Licensor shall have no responsibility or liability for failure to supply the services agreed to herein. Licensor reserves the right to stop any services when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgement of Licensor for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, acts of God, laws, orders or regulations or any other reason beyond the control of Licensor.

     14.  RULES AND REGULATIONS
          ---------------------

     14.1 Licensee and Licensee's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, such reasonable written rules and regulations as Licensor or Licensor's agents may from time to time adopt upon reasonable notice to Licensee. Licensor shall not be liable for failure to enforce rules and regulations against other tenants of the Building.

     15.  LIABILITY INSURANCE
          -------------------

     15.1 Licensee shall maintain at all times during the term of this License no less than $1,000,000.00 combined single limit per occurrence insurance coverage under a comprehensive liability policy naming Licensor and Bellemead Management Co., Inc., as additional insureds and confirming, among other things,
(i) personal injury coverage, (ii) coverage of Licensee's contractual duty of indemnification under this License, (iii) a provision that such insurance shall not be cancelled except upon thirty (30) days prior notice to Licensor, and (iv) a provision that such insurance coverage is primary and noncontributing with any insurance maintained by Licensor. Licensee shall furnish to Licensor at Licensor's request a certificate evidencing such insurance coverage.

     16.  FIRE INSURANCE; WAIVER OF SUBROGATION
          -------------------------------------

     16.1 Licensee releases Licensor, its respective officers, directors, employees and agents from any and all liability or responsibility to the Licensee or anyone claiming through or under Licensee by way of subrogation or otherwise, for any loss or damage to property, caused by fire or any of the extended coverage casualties. Licensee shall maintain a standard fire insurance policy with extended coverage and vandalism with waiver of subrogation covering the replacement value of all Licensee's property located in the Storage Area.

     17.  ACCESS AND COMMON AREAS
          -----------------------

     17.1 Licensee shall only use the elevator facilities for delivery or removal of personal property to or from the Storage Area.

     17.2 Licensee shall have the right of nonexclusive use, in common with others, of the elevator facilities, subject to the terms and conditions of this License and to rules and regulations for the use thereof as prescribed from time to time by Licensor.

     18.  RELOCATION
          ----------

     18.1  Licensor shall have the right, at its option, upon at least thirty
(30) days' written notice to Licensee to relocate Licensee and substitute for the Storage Area other space in the basement of the Building containing as much or less area as the original Storage Area. In the event Licensor substitutes less area for the Storage Area the annual fee shall be adjusted on the basis of the number of square feet substituted in proportion to the number of square feet originally covered under this License.

     19.  CLEANING
          --------

     19.1 Licensee shall maintain the Storage Area in an orderly and broom clean manner.

     19.2  Licensee shall not dispose of any refuse or rubbish at the Building.

     20.  ESTOPPEL CERTIFICATE
          --------------------

     20.1 Licensor and Licensee agree at any time and from time to time, upon not less than ten (10) days' prior written request, that Licensee shall execute, acknowledge and deliver to Licensor, or its designee, a statement in writing certifying that this License is unmodified and is in full force and effect.

     21.   LIMITATION OF LIABILITY;
           DEFINITION OF "LICENSOR"
           ------------------------

     21.1 The term "Licensor" as used in this License means only the owner or licensor for the time being of the Building, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this License by such owner, Licensor shall be and hereby is entirely freed and relieved of any and all obligations of Licensor hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee(s) has/have assumed and agreed to observe and perform all obligations of Licensor hereunder.

     22.   PERSONAL PROPERTY TAXES
           -----------------------

     22.1 Licensee agrees to pay all taxes imposed on the personal property of Licensee or its use and occupancy of the Storage Area and hold Licensor harmless therefrom.

     23.   NOTICES
           -------

     23.1 All notices, demands and requests which may or are required to be given by either party hereunder to the other, shall be in writing. All notices, demands and requests shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, postage prepaid to the address first above written. Either party may change its address for notice by giving notice of such change to the other party.

     23.2 All notices referred to hereunder shall be deemed given and received two (2) days after the date said notice is mailed postage prepaid by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United States Government in the continental United States.

     24.   BROKER
           ------

     24.1 Licensee represents that no real estate broker is responsible for bringing about, or negotiating, this License and Licensee has not dealt with any broker in connection with the Storage Area.

     24.2 In accordance with the foregoing representation, Licensee agrees to defend, indemnify and hold harmless the Licensor, its affiliates and/or subsidiaries, partners and officers from and against any expense or liability (including attorney's fees) arising out of any claim for commission by any broker claiming or alleging to have acted on behalf of or to have dealt with Licensee.

     25.  REQUIRED APPROVAL
          -----------------

     25.1 This License is subject to the approval by the applicable governmental agencies, including, but not limited to the Township of Parsippany building inspector and fire inspector. In the event such approval is not received, this License shall be null and void.

     Licensor and Licensee have duly executed this License as of the date first written above.

                              Licensor: CENTBURG REALTY ASSOCIATES, L.P.
                                        By: Merchant Centburg, Inc.
                                            General Partner

                                   By: /s/ Sandra Mezzasalma
                                      ----------------------------------
                                      Sandra Mezzasalma
                                      Vice President and
                                      Assistant Controller


                              Licensee: HGB, INC.

                                   By: /s/ Judith Hardardt
                                      ----------------------------------
                                        Name: JUDITH HARDARDT
                                             ---------------------------
                                                  (Please Print)
                                        Title: PRESIDENT
                                              --------------------------
                                                  (Please Print)

                                   EXHIBIT A
                                 (Rental Plan)

                                  RENTAL PLAN
                                  -----------
                                   579 S.F.

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                          [RENTAL PLAN APPEARS HERE]



        OFFICE BUILDING - FOUR CENTURY DRIVE      BASEMENT TENANT PLAN
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